UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 16, 2017

IMMUNOCELLULAR THERAPEUTICS, LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-35560	93-1301885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

23622 Calabasas Road, Suite 300

Calabasas, California 91302

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (818) 264-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2017, ImmunoCellular Therapeutics, Ltd. (the “Company”) amended its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 25,000,000 shares to 50,000,000 shares. As described in Item 5.07 below, the stockholders of the Company approved the amendment at the 2017 Annual Meeting of Stockholders held on June 16, 2017 (the “Annual Meeting”). The amendment became effective upon the filing of the Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on June 16, 2017. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 16, 2017. The following is a brief description of each matter voted upon at the Annual Meeting, as well as the number of votes cast for or against each matter and the number of abstentions and broker non-votes with respect to each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 28, 2017 (the “Proxy Statement”).

Proposal 1 – The Company’s stockholders voted in favor of the election of each of the six nominated individuals to serve as directors until the 2018 Annual Meeting of Stockholders or until his respective successor is duly elected and qualified. The tabulation of votes on this matter was as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Gary S. Titus	329,459	247,458	1,955,254
Anthony Gringeri, Ph.D.	328,222	248,695	1,955,254
Rahul Singhvi, Sc.D.	333,277	243,640	1,955,254
John S. Yu, M.D.	331,188	245,729	1,955,254
Gregg A. Lapointe	334,901	242,016	1,955,254
Mark A. Schlossberg	334,953	241,964	1,955,254

Proposal 2 – The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 25,000,000 shares to 50,000,000 shares. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,770,367	744,341	17,463	0

Proposal 3 – The Company’s stockholders ratified of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
2,222,730	80,535	228,906	0

Proposal 4 – The Company’s stockholders did not approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
226,183	156,971	193,763	1,955,254

Proposal 5 – The Company’s stockholders approved the adjournment of the Annual Meeting, if necessary or appropriate, to establish a quorum or to permit further solicitation of proxies if there are not sufficient votes at the time of the Annual Meeting cast in favor of Proposal 2. The tabulation of votes on this matter was as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
1,835,367	463,106	233,698	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd. filed on June 16, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2017	IMMUNOCELLULAR THERAPEUTICS, LTD.

	By:	/s/ David Fractor
David Fractor
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of ImmunoCellular Therapeutics, Ltd. filed on June 16, 2017.